                                                                   EXHIBIT 10.43
                                FIFTH AMENDMENT
                                      TO
                     SUBSCRIBER BILLING SERVICE AGREEMENT
                                    BETWEEN
                               CSG SYSTEMS, INC.
                                      AND
                       TCI CABLE MANAGEMENT CORPORATION


     This Fifth Amendment ("Amendment") is executed this 30th day of September, 1996, and is made by and between CSG Systems, Inc., formerly known as Cable Services Group, Inc., successor in interest to First Data Resources, Inc. ("CSG") and TCI Cable Management Corporation ("Buyer"). CSG and Buyer entered into a certain Subscriber Billing Service Agreement dated April 29, 1992, as amended by an Amendment to Subscriber Billing Service Agreement dated April 8, 1994, a Second Amendment regarding ESP for Primestar dated March 6, 1996, a Third Amendment dated March 1, 1996, and a Fourth Amendment dated March 29, 1996 (collectively, "the Agreement"), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the agreement shall continue in full force and effect according to their terms.

     IN CONSIDERATION of the promises set forth herein, CSG and Buyer agree as follows:

     1. In addition to the Cable System Locations currently receiving the CSG Services, the Agreement is hereby amended to add the following Cable System Location:

          System Location    Estimated Conversion Date  Estimated number of subscribers
          ---------------    -------------------------  -------------------------------
          Foster City, CA    November 1996              9,000

     IN WITNESS WHEREOF, the parties have executed this Fifth Amendment as of the day first stated above.


TCI CABLE MANAGEMENT CORPORATION          CSG SYSTEMS, INC.


By: /s/ Sundra Simmons                    By: /s/ George F. Haddix
   ----------------------------------        ---------------------------------

Title:  Division Billing Coordinator      Title:   President
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